UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2020

TAYLOR MORRISON HOME CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of principal executive offices, including zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Taylor Morrison Home Corporation (the “Company”) held its 2020 Annual Meeting of stockholders on May 28, 2020. The Company’s stockholders elected at the 2020 Annual Meeting eight directors, Jeffry L. Flake, Gary H. Hunt, Peter Lane, William H. Lyon, Anne L. Mariucci, Andrea (Andi) Owen, Sheryl D. Palmer and Denise F. Warren, to hold office until the Company’s annual meeting of stockholders to be held in 2021 and until his or her successor is duly elected and qualified. At the 2020 Annual Meeting, the Company’s stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers (“say-on-pay”) and the frequency of future “say-on-pay” votes, and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffry L. Flake	115,060,903	1,187,567	4,143,504
Gary H. Hunt	115,624,491	623,979	4,143,504
Peter Lane	114,266,433	1,982,037	4,143,504
William H. Lyon	115,627,716	620,754	4,143,504
Anne L. Mariucci	110,309,008	5,939,462	4,143,504
Andrea (Andi) Owen	115,460,388	788,082	4,143,504
Sheryl D. Palmer	112,183,397	4,065,073	4,143,504
Denise F. Warren	115,467,170	781,300	4,143,504

Proposal No.  2 – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
To approve, on an advisory basis, the compensation of the Company’s named executive officers	113,724,750	2,386,146	137,574	4,143,504

Proposal No.  3 – Advisory Vote on Frequency of Future “Say-on-Pay” Advisory Votes

Description of Proposal	Every Year	Every 2 Years	Every 3 Years	Abstentions
Future “say-on-pay” advisory votes should be held:	100,931,964	15,586	10,359,788	4,941,132

Based on the results of the vote, and consistent with the Board of Directors’ recommendation, the Board of Directors of the Company has determined that future “say-on-pay” advisory votes will be submitted annually to the Company’s stockholders until the next non-binding stockholder vote on the frequency of “say-on-pay” votes, or until the Board of Directors otherwise determines a different frequency for such non-binding votes. Therefore, the next “say-on-pay” advisory vote will be held at the Company’s 2021 Annual Meeting of Stockholders.

Proposal No. 4 – Ratification of Auditors

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020	117,449,818	2,892,708	49,448	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2020

Taylor Morrison Home Corporation

/s/ Darrell C. Sherman
By:	Darrell C. Sherman
Executive Vice President, Chief Legal Officer and Secretary